Acquisitions and Divestitures	3 Months Ended
Mar. 31, 2018
Business Combinations [Abstract]
Acquisitions and Divestitures
ACQUISITIONS AND DIVESTITURES
Pending Acquisitions
On May 2, 2018, we announced that we had entered into a definitive agreement to acquire Lattner Entertainment Group Illinois, LLC ("Lattner"), for total cash consideration of $100.0 million, subject to adjustment based on cash, indebtedness and current liabilities of Lattner at closing and transaction expenses of Lattner. Lattner currently operates nearly 1,000 gaming units in 220 locations across the state of Illinois. The transaction is expected to close by the end of the second quarter of 2018, subject to the satisfaction of customary closing conditions and the receipt of all required regulatory approvals. We intend to finance the transaction through cash flow from operations and availability under our existing bank credit facility.

On December 18, 2017, we announced that we had entered into a definitive agreement with Penn National Gaming, Inc. (the "Penn National Purchase Agreement"), to acquire the operations of four properties, which include Ameristar St. Charles and Ameristar Kansas City, both in Missouri, along with Belterra Casino Resort in Florence, Indiana, and Belterra Park in Cincinnati, Ohio, for total net cash consideration of $575.0 million, subject to adjustments based on (a) the adjusted 2017 EBITDA of each property (as determined per the agreement), and (b) working capital, cash and indebtedness of the combined properties at closing and transaction expenses (the "Penn National Purchase").

On December 20, 2017, we announced that we had entered into a definitive agreement with Valley Forge Convention Center Partners, L.P. (the "Valley Forge Merger Agreement"), to acquire Valley Forge Casino Resort ("Valley Forge") in King of Prussia, Pennsylvania, for total cash consideration of $280.5 million, subject to adjustment based on working capital, cash and indebtedness of Valley Forge at closing and transaction expenses (the "Valley Forge Merger").

The completion of the Penn National Purchase and the Valley Forge Merger are each subject to customary conditions and the receipt of all required regulatory approvals, including, among others, approval by the required state gaming commissions and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, the Penn National Purchase is also contingent upon the successful completion of Penn National’s proposed acquisition of Pinnacle Entertainment, Inc. Subject to the satisfaction or waiver of the respective conditions in each of the Penn National Purchase Agreement and the Valley Forge Merger Agreement, we currently expect each of the transactions to close during the second half of 2018.

Investment in and Divestiture of Borgata
On August 1, 2016, Boyd Gaming completed the sale of its 50% equity interest in MDDHC, the parent company of Borgata in Atlantic City, New Jersey, to MGM pursuant to the Purchase Agreement entered into on May 31, 2016, as amended on July 19, 2016, by and among the Company, Boyd Atlantic City, Inc., a wholly owned subsidiary of the Company, and MGM (the "Transaction").

Prior to the sale of our equity interest, the Company and MGM each held a 50% interest in MDDHC, which owned all the equity interests in Borgata. Until the closing of the sale, we were the managing member of MDDHC, and we were responsible for the day-to-day operations of Borgata. Following the Transaction, MDDHC became a wholly owned subsidiary of MGM.

In consideration for the Transaction, MGM paid Boyd Gaming $900 million. The initial net cash proceeds were approximately $589 million, net of certain expenses and adjustments on the closing date, including outstanding indebtedness, cash and working capital. These initial proceeds did not include our 50% share of any future property tax settlement benefits related to the time period during which we held a 50% ownership in MDDHC to which Boyd Gaming retained the right to receive upon payment. During first quarter 2017, we recognized $0.6 million in income for the cash we received for our share of property tax benefits realized by Borgata during that period. This payment is included in discontinued operations in the condensed consolidated financial statements. On February 15, 2017, Borgata entered into a settlement agreement with Atlantic City, the terms of which provided for $72 million to be paid to Borgata to resolve the remaining property tax issues. These payments were received in full during second quarter 2017.